UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2021

SYNLOGIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37566	26-1824804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Binney St., Suite 402 Cambridge, MA	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 401-9975

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SYBX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)     On June 10, 2021, Synlogic, Inc. (the “Company”) held its 2021 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, a quorum of 32,080,269 shares of the Company’s common stock, or 78.53% of the outstanding shares of common stock entitled to vote as of the record date of April 13, 2021, were present at the meeting or represented by proxy.

(b)     The following actions were taken at the Annual Meeting:

1.

The following nominees were reelected to serve on the Company’s board of directors (the “Board of Directors”) as Class III directors until the Company’s 2024 annual meeting of stockholders, based on the following votes:

Nominee	Shares Voted For	Shares Voted to Withhold Authority	Broker Non-Vote
Nick Leschly	19,704,969	2,520,607	0
Michael Burgess	19,701,787	2,523,789	0

After the Annual Meeting, Aoife Brennan, MB, BCh, BAO, MMSC, Patricia Hurter, Ph.D., and Richard P. Shea continued to serve as Class I Directors for terms that expire at the 2022 annual meeting and Peter Barrett, Edward Mathers, Michael Heffernan and Lisa Kelly-Croswell continued to serve as Class II Directors for terms that expire at the 2023 annual meeting. In addition, Chau Khuong served as a director of the Company until the end of his term, which concluded at the Annual Meeting. The Company thanks Mr. Khuong for his service and contributions to the Company.

2. The Company’s stockholders approved, in a non-binding advisory vote, the compensation of the Company’s named executive officers, as disclosed in the Company’s 2021 proxy statement, based on the following votes:

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Votes
22,030,298	83,175	112,103	9,854,693

3. The Company’s stockholders approved, in a non-binding advisory vote, “One Year” for the frequency of future advisory votes on the compensation of the named executive officers, based on the following votes:

One Year	Two Years	Three Years	Abstain
21,089,673	9,404	1,006,366	120,133

Based on the results of this vote, and consistent with the Board of Director’s recommendation, the Company intends to include an advisory stockholder vote to approve the compensation paid to its named executive officers every year until the next required vote on the frequency of stockholder votes on the compensation of named executive officers. The Company is required to hold a vote on frequency every six years.

4. The selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified, based on the following votes:

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Votes
32,005,624	40,430	34,215	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNLOGIC, INC.

Date: June 11, 2021	By:	/s/ Gregg Beloff
	Name:	Gregg Beloff
	Title:	Interim Chief Financial Officer